Exhibit 99.1

Sally Beauty Holdings, Inc. Announces Gary Winterhalter to Retire from Board of Directors effective February 2, 2016

DENTON, Texas, November 2, 2015 — Sally Beauty Holdings, Inc. (NYSE: SBH) (the “Company”) today announced that Gary G. Winterhalter has notified the Board that he intends to retire from the Corporation and the Board.  Mr. Winterhalter’s retirement will be effective on the date of the Company’s next annual meeting of stockholders, February 2, 2016.  A new Chairman will be elected at that time.

“In terms of timing, I feel good about where SBH is today and I feel confident in the future success of the Company,” said Gary Winterhalter.   “It has been a privilege to lead one of the largest professional beauty companies in the world alongside some of the best professionals in the business.  After more than twenty-eight years with the Company it’s time to turn it over to a new generation of leaders.”

Mr. Winterhalter has served on the Board of Directors since November 2006, as Executive Chairman since August 2012.  He served as the Chief Executive Officer of Sally Beauty Holdings, Inc., from the separation from Alberto-Culver in October 2006 to February 2015.   Prior to the separation from Alberto-Culver, Mr. Winterhalter held positions of increasing responsibility including President of Sally Beauty Holdings, Inc. and President of Sally Beauty Supply and BSG North America.

“A great deal of our Company’s success can be attributed to Gary’s passion for the business and his leadership,” said Chris Brickman, President and CEO. “Over his long career at Sally Beauty Holdings, the Company has grown from just under a hundred stores in the U.S. to approximately 5,000 stores around the globe. I am grateful for his contributions as Chairman of the Board and wish him the very best in his retirement.”

Commenting on Mr. Winterhalter’s retirement, the Company’s lead independent director Bob McMaster said, “I want to thank Gary for his leadership and dedication through his many years of service to Sally Beauty Holdings. He has done an exceptional job positioning the Company to become a leading professional beauty distributor. Personally, it has been a rewarding experience to have had the opportunity to work with Gary over the years. I have great confidence that together with our Board of Directors, our leadership team and employees, we will continue our successful growth into the future as a global retailer.”

About Sally Beauty Holdings, Inc.

Sally Beauty Holdings, Inc. (NYSE: SBH) is an international specialty retailer and distributor of professional beauty supplies with revenues of $3.8 billion annually.  Through the Sally Beauty Supply and Beauty Systems Group businesses, the Company sells and distributes through 4,900 stores, including approximately 200 franchised units, throughout the United States, the United Kingdom, Belgium, Chile, Colombia, Peru, France, the Netherlands, Canada, Puerto Rico, Mexico, Ireland, Spain and Germany.  Sally Beauty Supply stores offer up to 10,000 products for hair, skin, and nails through professional lines such as Clairol, L’Oreal, Wella and Conair, as well as an extensive selection of proprietary merchandise. Beauty Systems Group stores, branded as CosmoProf or Armstrong McCall stores, along with its outside sales consultants, sell up to 10,000 professionally branded products including Paul Mitchell, Wella, Sebastian, Goldwell, Joico, and Aquage which are targeted exclusively for professional and salon use and resale to their customers.  For more information about Sally Beauty Holdings, Inc., please visit sallybeautyholdings.com.

Contact: Karen Fugate, Investor Relations 940-297-3877

Cautionary Notice Regarding Forward-Looking Statements

Statements in this news release and the schedules hereto which are not purely historical facts or which depend upon future events may be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  Words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “project,” “target,” “can,” “could,” “may,” “should,” “will,” “would,” or similar expressions may also identify such forward-looking statements.

Readers are cautioned not to place undue reliance on forward-looking statements as such statements speak only as of the date they were made.  Any forward-looking statements involve risks and uncertainties that could cause actual events or results to differ materially from the events or results described in the forward-looking statements, including, but not limited to, risks and uncertainties related to: the highly competitive nature of, and the increasing consolidation of, the beauty products distribution industry; anticipating and effectively responding to changes in consumer preferences and buying trends in a timely manner; potential fluctuation in our same store sales and quarterly financial performance; our dependence upon manufacturers who may be unwilling or unable to continue to supply products to us; the possibility of material interruptions in the supply of products by our third-party manufacturers or distributors or increases in the prices of products we purchase from our third-party manufacturers or distributors; products sold by us being found to be defective in labeling or content; compliance with current laws and regulations or becoming subject to additional or more stringent laws and regulations; the success of our strategic initiatives including our store refresh program and increased marketing efforts, to enhance the customer experience, attract new customers, drive brand awareness and improve customer loyalty; the success of our e-commerce businesses; product diversion to mass retailers or other unauthorized resellers; the operational and financial performance of our franchise-based business; successfully identifying acquisition candidates and successfully completing desirable acquisitions; integrating acquired businesses; the success of our existing stores, and our ability to increase sales at our existing stores; opening and operating new stores profitably; the volume of traffic to our stores; the impact of the health of the economy upon our business; the success of our cost control plans; rising labor and rental costs; protecting our intellectual property rights, particularly our trademarks; the risk that our products may infringe on the intellectual property of others or that we may be required to defend our intellectual property rights; conducting business outside the United States; successfully updating and integrating our information technology systems; disruption in our information technology systems; a significant data security breach, including misappropriation of our customers’, or employees’ or suppliers’ confidential information, and the potential costs related thereto; the negative impact on our reputation and loss of confidence of our customers, suppliers and others arising from a significant data security breach; the costs and diversion of management attention required to investigate and remediate a data security breach and to continuously upgrade our information technology security systems to address evolving cyber security threats; the ultimate determination of the extent or scope of the potential liabilities relating to our past data security incidents; our ability to attract or retain highly skilled management and other personnel; severe weather, natural disasters or acts of violence or terrorism; the preparedness of our accounting and other management systems to meet financial reporting and other requirements and the upgrade of our existing financial reporting system; being a holding company, with no operations of our own, and depending on our subsidiaries for cash; our ability to execute and implement our common stock repurchase program; our substantial indebtedness; the possibility that we may incur substantial additional debt, including secured debt, in the future; restrictions and limitations in the agreements and instruments governing our debt; generating the significant amount of cash needed to service all of our debt and refinancing all or a portion of our indebtedness or obtaining additional financing; changes in interest rates increasing the cost of servicing our debt; the potential impact on us if the financial institutions we deal with become impaired; and the costs and effects of litigation.

Additional factors that could cause actual events or results to differ materially from the events or results described in the forward-looking statements can be found in our filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K for the year ended September 30, 2014, as filed with the Securities and Exchange Commission. Consequently, all forward-looking statements in this release are qualified by the factors, risks and uncertainties contained therein. We assume no obligation to publicly update or revise any forward-looking statements.